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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 1999

                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-10934                 39-1715850
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2057
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100


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ITEM 5.  OTHER EVENTS

         Lakehead Pipe Line Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated April 22, 1999 (the "Underwriting Agreement"), among the Registrant, Lakehead Pipeline Company, Limited Partnership, a Delaware limited partnership, Lakehead Pipe Line Company, Inc., a Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of 2,700,000 Class A Common Units. The Underwriting Agreement is included as
Exhibit 1.1 to this Form 8-K.

         On April 22, 1999, Lakehead Pipe Line Partners, L.P., issued a press release announcing the public offering of 2,700,000 Class A Common Units. This press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.         Description
-----------         -----------
1.1                 Underwriting Agreement, dated April 22, 1999, among the
                    Registrant, Lakehead Pipe Line Company, Limited Partnership,
                    Lakehead Pipe Line Company, Inc. and the underwriters named therein.

99.1 Press Release of Lakehead Pipe Line Partners, L.P., announcing the offering of 2,700,000 Class A Common Units.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LAKEHEAD PIPE LINE PARTNERS, L.P.
                                                (Registrant)

                                    By:  Lakehead Pipe Line Company, Inc.
                                         as General Partner


                                    /s/ M.A. Maki
                                    --------------------------------------------
                                    M. A. Maki
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: April 26, 1999


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
1.1                 Underwriting Agreement, dated April 22, 1999, among the
                    Registrant, Lakehead Pipe Line Company, Limited Partnership,
                    Lakehead Pipe Line Company, Inc. and the underwriters named therein.

99.1 Press Release of Lakehead Pipe Line Partners, L.P., announcing the offering of 2,700,000 Class A Common Units.